Exhibit 10.16

Power of Attorney

Date: April 19, 2018

I, Bin LI , a citizen of the People’s Republic of China (“China” or the “PRC”) whose Identification Card No. is ********, and a holder of 80% of the registered capital of Beijing NIO Network Technology Co., Ltd. (the “Beijing NIO Network”) as of the date of this Power of Attorney, hereby irrevocably authorize and entrust NIO Co., Ltd. (the “WFOE”) to exercise the following rights and handle the following matters on my behalf relating to all equity interests held by me now and in the future in Beijing NIO Network (the “My Shareholding”), during the term of this Power of Attorney:

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all rights and matters concerning My Shareholding, including without limitation to: 1) convening and attending shareholders’ meetings of Beijing NIO Network; 2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws of China and the articles of association of Beijing NIO Network; 3) handling the sale, transfer, pledge or disposition of My Shareholding (in part or in whole), including without limitation executing all necessary equity transfer documents and other documents for disposal of My Shareholding and fulfilling all necessary procedures; 4) representing myself in executing any resolutions and minutes as a shareholder of Beijing NIO Network on my behalf; 5) nominating, electing, designating, appointing or removing on behalf of myself the legal representative, directors, supervisors, general managers, chief executive officer and other senior management members of Beijing NIO Network; and 6) approving the amendments to the company’s articles of association. Without written consent by WFOE, I have no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change My Shareholding.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of myself, execute all and any supplementary agreements, ancillary documents, modifications, and/or amended and restated versions in relation to the Exclusive Option Agreement, Equity Interest Pledge Agreement, Exclusive Business Cooperation Agreement and Loan Agreement dated April 19, 2018, by and among WFOE, Beijing NIO Network and/or myself, and any documents and agreements I shall sign as required in the aforesaid agreements (including without limitation the “Transfer Contract” for the transfer of the “Optioned Interests” as described under the Exclusive Option Agreement), and perform the obligations under the aforesaid documents and agreements.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify the actions taken by the WFOE and the documents executed by the WFOE in relation to My Shareholding.

I hereby agree that the WFOE has the right to re-authorize or assign one or multiple matters and its rights related to such matters under this Power of Attorney to any other person or entity at its own discretion and without obtaining my prior consent. If required by PRC laws, the WFOE shall designate a qualified PRC citizen to handle such matters and exercise such rights as set forth in this Power of Attorney.

This Power of Attorney takes effect as of the date hereof. During the period that I am a shareholder of Beijing NIO Network, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

By:	/s/ Bin Li
Name:	Bin LI

Witness:	/s/ Shuye Wu
Name:	Shuye WU

Accepted by:

NIO Co., Ltd.
By:	/s/ Lihong Qin
Name:	Lihong QIN
Title:	Legal Representative

Acknowledged by:

Beijing NIO Network Technology Co., Ltd.
By:	/s/ Lihong Qin
Name:	Lihong QIN
Title:	Legal Representative

Power of Attorney

Date: April 19, 2018

I, Lihong QIN, a citizen of the People’s Republic of China (“China” or the “PRC”) whose Identification Card No. is ********, and a holder of 20% of the registered capital of Beijing NIO Network Technology Co., Ltd (the “Beijing NIO Network”) as of the date of this Power of Attorney, hereby irrevocably authorize and entrust NIO Co., Ltd. (the “WFOE”) to exercise the following rights and handle the following matters on my behalf relating to all equity interests held by me now and in the future in Beijing NIO Network (the “My Shareholding”), during the term of this Power of Attorney:

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all rights and matters concerning My Shareholding, including without limitation to: 1) convening and attending shareholders’ meetings of Beijing NIO Network; 2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws of China and the articles of association of Beijing NIO Network; 3) handling the sale, transfer, pledge or disposition of My Shareholding (in part or in whole), including without limitation executing all necessary equity transfer documents and other documents for disposal of My Shareholding and fulfilling all necessary procedures; 4) representing myself in executing any resolutions and minutes as a shareholder and a director of Beijing NIO Network on my behalf; 5) nominating, electing, designating, appointing or removing on behalf of myself the legal representative, directors, supervisors, general managers, chief executive officer and other senior management members of Beijing NIO Network; and 6) approving the amendments to the company’s articles of association. Without written consent by WFOE, I have no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change My Shareholding.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of myself, execute all and any supplementary agreements, ancillary documents, modifications, and/or amended and restated versions in relation to the Exclusive Option Agreement, Equity Interest Pledge Agreement, Exclusive Business Cooperation Agreement and Loan Agreement dated April 19, 2018, by and among WFOE, Beijing NIO Network and/or myself, and any documents and agreements I shall sign as required in the aforesaid agreements (including without limitation the “Transfer Contract” for the transfer of the “Optioned Interests” as described under the Exclusive Option Agreement), and perform the obligations under the aforesaid documents and agreements.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify the actions taken by the WFOE and the documents executed by the WFOE in relation to My Shareholding.

I hereby agree that the WFOE has the right to re-authorize or assign one or multiple matters and its rights related to such matters under this Power of Attorney to any other person or entity at its own discretion and without obtaining my prior consent. If required by PRC laws, the WFOE shall designate a qualified PRC citizen to handle such matters and exercise such rights as set forth in this Power of Attorney.

This Power of Attorney takes effect as of the date hereof. During the period that I am a shareholder of Beijing NIO Network, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

By:	/s/ Lihong Qin
Name:	Lihong QIN

Witness:	/s/ Shuye Wu
Name:	Shuye WU

Accepted by:

NIO Co., Ltd.
By:	/s/ Lihong Qin
Name:	Lihong QIN
Title:	Legal Representative

Acknowledged by:

Beijing NIO Network Technology Co., Ltd.
By:	/s/ Lihong Qin
Name:	Lihong QIN
Title:	Legal Representative